                                                                 EXHIBIT 1.1





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                                                               Draft of 8/15/94



                               ORNDA HEALTHCORP
                           (a Delaware corporation)


                              SUMMIT HEALTH LTD.
                          (a California corporation)

                                 $125,000,000


                   ____% Senior Subordinated Notes due 2004


                              PURCHASE AGREEMENT





Dated:  August ___, 1994



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
                               ORNDA HEALTHCORP
                           (a Delaware corporation)

                              SUMMIT HEALTH LTD.
                          (a California corporation)

                                 $125,000,000
                   ___% Senior Subordinated Notes due 2004



                              PURCHASE AGREEMENT

                                                        August    , 1994
                                                               ---


MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON BROTHERS INC
CITICORP SECURITIES, INC.
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1201

Ladies and Gentlemen:

                 OrNda HealthCorp, a Delaware corporation (the "Company"), and Summit Health Ltd., a California corporation and a wholly owned subsidiary of the Company ("Summit" and, together with the Company, the "Issuers"), as joint and several obligors, propose to issue and sell to you, as the several underwriters (the "Underwriters"), $125,000,000 aggregate principal amount of their _____% Senior Subordinated Notes due 2004 (the "Securities"). Such Securities are to be sold to each Underwriter, acting severally and not jointly, in the respective principal amounts set forth in Schedule A opposite the name of such Underwriter. The Securities are to be issued pursuant to an indenture to be dated as of __________, 1994 (the "Indenture") among the Company, Summit and NationsBank of Tennessee, N.A. (the "Trustee"). The Securities and the Indenture are more fully described in the Prospectus referred to below.

                 You have advised us that you, acting severally and not jointly, desire to purchase the Securities and that you shall execute this Agreement and the Price Determination Agreement referred to below.

                 The principal amount and certain terms of the Securities, the purchase price of the Securities to be paid by the Underwriters, and the underwriting commission to be paid to the Underwriters by the Issuers shall be agreed upon by the Issuers and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Issuers and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" or "herein" shall be deemed to include, the Price Determination Agreement. This Agreement, the Securities and the Indenture are hereinafter referred to collectively as the "Operative Documents."

                 The Issuers have prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-54651) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, or prospectuses, and either (A) have prepared and propose to file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus, or (B) if the Issuers have elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the Price Determination Agreement. The information, if any, included in such prospectus that was omitted from the prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information." Each prospectus used before the time such registration statement becomes effective, and any prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the Price

Determination Agreement, is herein called a "preliminary prospectus." Any reference to any preliminary prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such preliminary prospectus. Such registration statement, including the exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information, is herein called the "Registration Statement," and the prospectus included in the Registration Statement at the time it becomes effective is herein called the "Prospectus," except that if the final prospectus first furnished to the Underwriters after the execution of the Price Determination Agreement for use in connection with the offering of the Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final prospectus first furnished to the Underwriters for such use.

                 The Issuers understand that the Underwriters propose to make a public offering of the Securities as soon as you deem advisable after the Registration Statement becomes effective, the Price Determination Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission thereunder (collectively, the "1939 Act Regulations").

                  Section 1.  Representations and Warranties.

                 (a) The Company and Summit jointly and severally represent and warrant to and agree with each of the Underwriters that:

                    (i) The Issuers meet the requirements for use of Form S-3 under the 1933 Act. When the Registration Statement shall become effective, if the Issuers have elected to rely upon Rule 430A, on the date of the Price Determination Agreement, on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectus and at the Closing Time referred to below the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. When the Registration Statement shall become effective, if the Issuers have elected to rely upon Rule 430A, on the date of the Price Determination Agreement and on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectus, neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, on the issue date thereof, on the date of the Price Determination Agreement and at the Closing Time, will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of any Underwriters expressly for use in the Registration Statement or the Prospectus or to the Statement of Eligibility of the Trustee on Form T-1 filed with the Commission as part of the Registration Statement.

              (ii) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act.

              (iii) Ernst & Young, which is reporting upon the audited financial statements and schedules of the Company and Summit included or incorporated by reference in the Registration Statement, and BDO Seidman, which is reporting upon the audited financial statements and schedules of Fountain Valley (as hereinafter defined), are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

              (iv) This Agreement has been, and the Price Determination Agreement on the date thereof will be, duly authorized, executed and delivered by the Issuers.

              (v) The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the consolidated financial position of the Company and its Subsidiaries (as hereinafter defined) as of the dates indicated, and the consolidated statements of operations, shareholders' equity and cash flows of the Company and its Subsidiaries, for the periods specified. Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial data included in the Prospectus present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement. The other financial and statistical information and data set forth in the Registration Statement is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and Summit. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the information shown therein in accordance with the adjustments and assumptions described therein, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

              (vi) The consolidated financial statements of Summit incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the consolidated financial position of Summit and its subsidiaries as of the dates indicated, and the consolidated statements of income, shareholders' equity and cash flows of Summit and its subsidiaries, for the periods specified. Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

              (vii) The consolidated financial statements of Fountain Valley Medical Development Company ("Fountain Valley") included in the Registration Statement present fairly the consolidated financial position of Fountain Valley as of the dates indicated and the consolidated statements of income, partners' equity and cash flows of Fountain Valley for the periods specified. Except





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
     as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

              (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Price Determination Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or conduct of business, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, considered as one enterprise.

              (ix) Each corporation greater than 50% of whose securities having ordinary voting power are directly or indirectly owned by the Company, and each partnership or joint venture (a "partnership") greater than 50% of the equity ownership of which is directly or indirectly owned by the Company, or of which the Company directly or indirectly controls the controlling general partner, whether in the form of a general, special, or limited partnership (each such corporation or other entity, a "Subsidiary"), other than Inactive Subsidiaries (as defined below), has been duly incorporated (in the case of corporate Subsidiaries) or duly formed (in the case of partnership Subsidiaries) and is validly existing as a corporation in good standing or is validly existing as a partnership, as the case may be, under the laws of its jurisdiction of organization, with the corporate power or partnership power, as the case may be, and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and each is duly qualified to do business as a foreign corporation in good standing or as a foreign partnership, as the case may be, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or conduct of business, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. Each of the Company's Subsidiaries (including the Inactive Subsidiaries, which are identified as such) are listed on Schedule B hereto. For purposes of this paragraph (ix), "Inactive Subsidiary" means each corporation greater than 50% of whose securities having ordinary voting power or each partnership greater than 50% of the equity ownership of which is directly or indirectly owned by the Company which (a) does not have assets exceeding $25,000 at any time and (b) does not engage in any business activity other than those business activities directly related to the maintenance of its corporate or partnership existence; provided, however, that the aggregate fair market value of all the assets of all Inactive Subsidiaries shall not exceed $500,000 at any time.

              (x) All of the issued and outstanding shares of capital stock of the Company's corporate Subsidiaries and equity interests in the Company's partnership Subsidiaries have been duly authorized and validly issued, and are fully paid and non-assessable, and except for shares or interests owned by the Company's joint venture partners, are owned by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, mortgage or encumbrance of any kind (a "Lien"), except for Liens created pursuant to the Credit, Security, Guaranty and Pledge Agreement, dated as of April 19, 1994, among the Company, Summit and AHM Acquisition Co., Inc., the guarantors named therein, the Lenders named therein, The Bank of Nova Scotia and Citicorp USA Inc., as Managing Agents for the Lenders, (the "Bank Credit Facility").


              (xi) The Company had at the date indicated in the Prospectus a duly authorized and outstanding consolidated capitalization as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization."

              (xii) The Issuers have all of the requisite corporate power and authority to execute, issue and deliver the Securities and to incur and perform their obligations thereunder, the Securities have been duly authorized by the Issuers and, when executed, authenticated and issued in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally or by general principles of equity

     (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities will conform in all material respects to the descriptions thereof contained in the Prospectus.

              (xiii) The Issuers have all of the requisite corporate power and authority to execute, deliver and perform their obligations under the Indenture, the Indenture has been duly authorized by the Issuers, will be substantially in the form heretofore delivered to you, and when executed and delivered by the Issuers and, assuming due execution by the Trustee, will constitute a valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus. At the Closing Time, the Indenture will have been duly qualified under the 1939 Act.

              (xiv) All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; no holder thereof is subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party.

              (xv) There are no holders of securities (debt or equity) of the Company or any of its Subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any of its Subsidiaries, who have the right to request the Company or any of the Subsidiaries to register securities held by them pursuant to the Registration Statement, other than holders who have been given the opportunity to exercise such rights and have not informed the Company that they wish to exercise such rights.

              (xvi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any





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
     material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any of its Subsidiaries, whether or not arising in the ordinary course of business, which is material with respect to the Company and its Subsidiaries, considered as one enterprise or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except with respect to the Company's Payable in Kind Cumulative Redeemable Convertible Preferred Stock.

              (xvii) Neither the Company nor any Subsidiary is in violation of its charter, by-laws or other governing document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which it is a party or to which any of them or any of its respective properties may be bound or to which any of its property or assets is subject, except for such violations or defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

              (xviii) The issuance, sale and delivery of the Securities, the execution, delivery and performance of this Agreement and the other Operative Documents, the consummation by the Issuers of the transactions contemplated by the Operative Documents and compliance by the Issuers with the terms of the foregoing have been duly authorized by all necessary corporate action on the part of the Issuers and do not, and at the Closing Time will not, conflict with, or result in a breach or violation of any of the terms or provisions of the charter, by-laws or governing documents of the Company or any Subsidiary and do not, and at the Closing Time will not, conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any Lien upon any property or assets of the Company or its Subsidiaries under, (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which any of the Company or any Subsidiary is a party or by which any of them may be bound or to which any of their properties or assets





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
     is subject or (B) any existing applicable law, statute, rule, regulation or any judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of the Company's or any of the Subsidiaries, properties, assets or operations, in each case with respect to (A) and (B) above, except for such conflicts, breaches, violations or defaults or Liens that would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

              (xix) No authorization, approval, consent or license of any government, governmental instrumentality or court is necessary in connection with the due authorization, execution, delivery and performance by the Issuers of each of the Operative Documents, and the valid authorization, issuance, sale and delivery of the Securities, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations or the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

              (xx) Except as disclosed in the Prospectus, there are no actions, suits or proceedings before or by any government, governmental instrumentality or court, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries which, singly or in the aggregate, are required to be disclosed in the Registration Statement or Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, or could reasonably be expected to materially and adversely affect the properties or assets of the Company and its Subsidiaries, considered as one enterprise, or could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by the Registration Statement.

              (xxi) There are no contracts or documents of a character required by the 1933 Act or the 1933 Act Regulations to be described in the Registration Statement or the Prospectus or to be filed as exhibits to, or incorporated by reference in, the Registration Statement that are not described or filed or incorporated by reference as required.





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
              (xxii) Each of the Company and its Subsidiaries has fee simple title to all properties and assets described in the Prospectus as owned by it, in each case free and clear of all Liens, except (A) as described in the Prospectus, (B) as do not materially impair or interfere with the use made and proposed to be made of such properties, (C) liens in favor of the lenders under the Bank Credit Facility or (D) as could not be expected to materially adversely affect the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. All of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claims, in the aggregate, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xxiii) The Company and each Subsidiary is in compliance with, and each such entity has not received any notice of any outstanding violation of, any laws, regulations, ordinances and rules applicable to it and its operations, except, in either case, where any failure by the Company or any Subsidiary to comply with any such law, regulation, ordinance or rule would not have, individually, or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, or business affairs of the Company and its Subsidiaries, considered as one enterprise.

               (xxiv) Each of the Company and its Subsidiaries owns or possesses all governmental licenses, permits, certificates (including, without limitation, certificates of need and Medicare and Medicaid approvals), consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted by it, except where the failure to possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise (collectively, "Material Licenses"); all of the Material Licenses are valid and in full force and effect; and there are no pending or, to the knowledge of the Company, threatened actions, suits, claims, or proceedings against the Company or any Subsidiary before any court, governmental agency or body, or otherwise that, if successful, would limit, revoke, cancel, suspend, or cause not to be renewed any Material License, or that, if successful, would limit, revoke, cancel, suspend, or cause not to be renewed any right of the Company or any Subsidiary to receive reimbursement from the federal government or any agency thereof, any state government or agency thereof, or any other body for services rendered by the Company or any Subsidiary. Each of the hospitals operated by any of the Company and its Subsidiaries has received accreditation by the Joint Commission on Accreditation of Health Care Organizations (except for one hospital which has received accreditation by the American Osteopathic Association). All of the hospitals operated by the Company and its Subsidiaries are licensed under appropriate state laws to conduct the business as described in the Prospectus and are "providers of services" as defined in the Social Security Act and the regulations promulgated thereunder, and are eligible to participate in, and are certified to receive reimbursement under, the Medicare program.

              (xxv) Neither the Company nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended.

             (xxvi) The Company and its Subsidiaries and their properties, assets and operations comply with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. There are no past, present or, to the knowledge of the Company, reasonably anticipated future events, conditions, circumstances, practices, plans or legal requirements that could reasonably be expected to prevent compliance with Environmental Laws by the Company or any of its Subsidiaries or any of their properties, assets or operations, except where such noncompliance would not have a material adverse effect on the condition

     (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. Neither the Company nor any of its Subsidiaries nor any of their properties, assets or operations is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation relating to any violation or potential violation of any Environmental Law or any release or threatened release of, or cleanup of, any Hazardous Materials (as defined below) that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. Neither the Company nor any of its Subsidiaries has received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened actions, suits or proceedings against any of them, with respect to violations of any Environmental Law or in connection with any release or threatened release of, or cleanup of, any Hazardous Materials that, in the aggregate, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Subsidiaries, considered as one enterprise. As used herein, "Environmental Laws" means any federal, state or local law, regulation, common law principle, order, decree, judgment, injunction, permit or license applicable to the Company or any of its Subsidiaries or any of their properties, assets or operations relating to human health or the environment, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

              (xxvii) To the knowledge of the Company, no labor dispute exists with the employees of the Company or any of its Subsidiaries or is imminent that, in either case, could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xxviii) Except as disclosed in the Prospectus, all United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Prospectus, all other corporate franchise and income tax returns of the Company and its Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of the Company's knowledge, the charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except as disclosed in the Prospectus and except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Subsidiaries, considered as one enterprise.

           (xxix) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (b) Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or to counsel for the Underwriters at or prior to the Closing Time pursuant to this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by the Company or such Subsidiary, as the case may be, to each Underwriter as to the matters covered thereby.

             Section 2.  Sale and Delivery to the Underwriters; Closing.
(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Issuers agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuers, the Securities at the purchase price to be agreed upon by you and the Issuers in accordance with
Section 2(b) or 2(c) and as set forth in the Price Determination Agreement, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule A (plus any additional principal amount of Securities which such Underwriters may become obligated to purchase pursuant to the provisions of
Section 10 hereof). If the Issuers elect to rely on Rule 430A, Schedule A may be attached to the Price Determination Agreement.

                 (b) If the Issuers have elected not to rely upon Rule 430A, then the initial public offering price of the Securities, the purchase price of the Securities to be paid by the Underwriters and certain other principal terms of the Securities shall be agreed upon and set forth in the Price Determination Agreement, dated the date hereof, and an amendment to the Registration Statement containing such information will be filed before the Registration Statement becomes effective.

                 (c) If the Issuers have elected to rely upon Rule 430A, then the initial public offering price of the Securities, the purchase price of the Securities to be paid by the Underwriters and certain other principal terms of the Securities shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of either party to the other party except that Sections 6 and 7 shall remain in effect.

                 (d) Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M., New York City time, either
(i) on the fifth full business day after the effective date of the Registration Statement or (ii) if the Issuers have elected to rely upon Rule 430A, on the fifth full business day after execution of the Price Determination Agreement (unless, in either case, postponed pursuant to Section 10), or at such other time not more than ten full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company, against delivery of the Securities to you for the respective accounts of the Underwriters.

                 (e) The Securities shall be in such denominations ($1,000 or an integral multiple thereof) and registered in such names as you may request in writing at least two full business days prior to the Closing Time. The Securities, which may be in temporary form, will be made available in New York City for examination and packaging by you not later than 10:00 A.M., New York City time, on the business day prior to the Closing Time.

                 Section 3. Certain Covenants of the Issuers. The Company and Summit jointly and severally covenant with each Underwriter as follows:

                 (a) The Issuers will use their best efforts to cause the Registration Statement to become effective and, if the Issuers elect to rely upon Rule 430A and subject to Section 3(b), will comply with the requirements of Rule 430A and will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement, to amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Issuers will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                 (b) The Issuers will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) if the Issuers have not elected to rely upon Rule 430A, to the Prospectus (including amendments of the documents incorporated by reference into the Prospectus) or (ii) if the Issuers have elected to rely upon Rule 430A, to either the prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus (including amendments of the documents incorporated by reference into the Prospectus), of which you shall not have previously been advised and furnished a copy or to which you or your counsel shall object in writing.

                 (c) The Issuers have furnished or will furnish to you and your counsel, without charge, as many signed copies

(as reasonably requested) of the Registration Statement (as originally filed) and all amendments thereto, whether filed before or after the Registration Statement becomes effective, including exhibits and documents filed therewith or incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, and signed copies of all consents and certificates of experts (as reasonably requested) and, during the period mentioned in paragraph
(d) below, as many copies of the Prospectus and any supplements and amendments thereto as you may reasonably request and has furnished or will furnish to you for each other Underwriters, one conformed copy of the Registration Statement as originally filed and each amendment thereto.

                 (d) The Issuers will deliver to each Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Issuers have elected to rely upon Rule 430A, until the time the Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Issuers hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Issuers will deliver to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Issuers have elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request.

                 (e) The Issuers will comply to the best of their ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of your counsel, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act

Regulations, the Issuers will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration statement or the Prospectus comply with such requirements.

                 (f) The Issuers will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect from the effective date of the Registration Statement for as long as may be required for the distribution of the Securities; provided, however, that neither the Issuers nor any of its Subsidiaries shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuers will file such statements and reports as may be required by the laws of each state or other jurisdiction in which the Securities have been qualified as above provided.

                 (g) The Issuers will make generally available to their securityholders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement (which need not be certified by independent certified public accountants unless required by the 1933 Act or the 1933 Act Regulations) of the Issuers (in form complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

                 (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the heading "Use of Proceeds."

                 (i) The Issuers, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

                 (j) If the Issuers have elected to rely upon Rule 430A, they will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, they will promptly file such prospectus.

                 (k) The Issuers have complied, and will comply, with all of the provisions of Florida H.B. 1771, as codified in Sec. 517.075 Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers or their affiliates doing business with the government of Cuba or with any person or affiliate located in Cuba.

                 Section 4. Payment of Expenses. (i) The Company agrees to pay all expenses incident to the performance of the Company's and Summit's obligations under this Agreement, including (a) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the copying or printing, as applicable, and distribution of this Agreement (including the Price Determination Agreement), the Securities, the other Operative Documents and a survey of state securities or blue sky laws (the "Blue Sky Survey"), (c) the delivery of the Securities to the Underwriters, (d) the fees and disbursements of counsel and accountants for the Issuers, (e) the qualification of the Securities under the applicable securities laws in accordance with Section 3(f) and any filing for review of the offering with the National Association of Securities Dealers, Inc. ("NASD"), including filing fees and fees and reasonable disbursements of counsel for the Underwriters in connection with the NASD review and in connection with the Blue Sky Survey, (f) any fees charged by rating agencies for rating the Securities and (g) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities.

                      (ii) If this Agreement is terminated by you in accordance with the provisions of Section 5, 9(a)(i) or 11, the Issuers shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

                 Section 5. Conditions of Underwriters' Obligations. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the Underwriters to purchase and pay for the Securities that they have respectively agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Issuers contained herein (including those contained in the Price Determination Agreement) or in certificates of any officer of the Company or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder, and to the following further conditions:

                 (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date, but not later than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Issuers, shall have been threatened by the Commission; and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. If the Issuers have elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule
430A).

                 (b) At the Closing Time, you shall have received a signed opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Issuers, dated as of the Closing Time, together with reproduced copies of such opinion for each of the Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) Each of the Company and Summit is duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as described in the Prospectus. Each of the Company and Summit has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Price Determination Agreement, the Securities and the Indenture. This Agreement and the Price Determination Agreement have been duly authorized, executed and delivered by the Company and Summit.

                 (ii) The Indenture has been qualified under the 1939 Act; the Indenture has been duly authorized, executed and delivered by each of the Company and Summit and (assuming due authorization, execution and delivery of the Indenture by the Trustee) constitutes a valid and binding agreement of each of the Company and Summit enforceable against each of the Company and Summit in accordance with its terms, except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                (iii) The Securities have been duly authorized by the requisite corporate action on the part of each of the Company and Summit, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of each of the Company and Summit entitled to the benefits of the Indenture and enforceable against each of the Company and Summit in accordance with their terms except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                (iv) The execution, delivery and performance of this Agreement and the Indenture by each of the Company and Summit will not contravene (a) the charter or by-laws of the Company, (b) the charter or by-laws of Summit, (c) Applicable Law (as defined below) or (d) any contract, agreement or other instrument binding upon the Company or Summit, as the case may be, that is set forth on a schedule attached to the opinion of such counsel (which schedule, to the knowledge of such counsel, sets forth all contracts, agreements and instruments that are material to the Company and its Subsidiaries, taken as a whole), except that such counsel need not express any opinion as to the existence of any default under any financial ratios or tests which may be contained in any contract, agreement or other instrument listed on such schedule. Based upon the review of such counsel of Applicable Law, but without such counsel having made any special investigation concerning any other laws, rules or regulations, no consent, approval, authorization or order of or qualification with any governmental body or agency (the "Governmental Approvals") which has not been obtained, taken or made (other than pursuant to any state securities laws, as to which such counsel need not express any opinion) is required for performance by the Company or Summit of its obligations under this Agreement (including the execution, delivery and performance of the Indenture). The opinion of such counsel pursuant to this paragraph (iv) need relate only to Governmental Approvals required under Applicable Law and those court orders and judgments specifically identified to such counsel by the Company, after inquiries of responsible officers of the Company, as being judgments or court orders to which the Company or Summit or any of their respective assets or operations is subject. For purposes of this opinion, the term "Applicable Law" shall mean those laws, rules and regulations of the United States of America, the State of Delaware, the State of New York and the State of California, in each case which, in the experience of such counsel, are normally applicable to transactions of the type contemplated by this Agreement.
     For purposes of the opinion of such counsel pursuant to this paragraph
     (iv), such counsel need express no opinion as to any statutes, rules, regulations and requirements (Federal, state and local) relating to the certification, licensing, authorization, ownership, operation and/or transfer of healthcare facilities or providers, or to Medicare/Medicaid or other third-party reimbursement or payments to such facilities or providers.

                (v) Neither the Company nor Summit is an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940 as amended.

               (vi) The Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus.

              (vii) The Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (in each case, except for the financial statements, schedules and other financial data included therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), comply as to form in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

                 Such counsel shall also state that such counsel has been advised by the Commission that the Registration Statement was declared effective under the 1933 Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission. Such counsel shall also state that any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) of the 1933 Act Regulations has been made in the manner and within the time period required by Rule 424(b).

                 In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness of fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (i) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, schedules and other financial data included therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion) as of the date the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus or any amendment or supplement thereto (except for the financial statements, schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

                 (c) At the Closing Time, you shall have received a signed opinion of Ronald P. Soltman, Esq., General Counsel for the Issuers, dated as of the Closing Time, together with reproduced copies of such opinion for each of the

Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

              (i) Each corporate Subsidiary (other than Summit) is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as described in the Prospectus and each of the partnership Subsidiaries is validly existing under the laws of its jurisdiction of formation and has the partnership power and authority required to carry on its business as described in the Prospectus; except where failure to be in good standing or to be validly existing would not have a material adverse effect on the Company and Subsidiaries, taken as a whole. For purposes of this paragraph (i), such counsel need express no opinion with respect to the incorporation, existence, good standing, power or authority of any Inactive Subsidiary.

              (ii) Each of the Company, Summit and the Subsidiaries is duly qualified as a foreign corporation or partnership, as the case may be, authorized to do business in each jurisdiction in which the Company has certified to such counsel that it conducts business or owns or leases property, except where the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

              (iii) Each of the Company and Summit has the corporate power and authority to enter into this Agreement and the Price Determination Agreement and this Agreement and the Price Determination Agreement have been duly authorized, executed and delivered by each of the Company and Summit.

              (iv) The Indenture has been duly authorized, executed and delivered by each of the Company and Summit and (assuming due authorization, execution and delivery of the Indenture by the Trustee) constitutes a legal, valid and binding agreement of each of the Company and Summit, enforceable against each of the Company and Summit in accordance with its terms, except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

              (v) The Securities have been duly authorized by the requisite corporate action on the part of each of the Company and Summit, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and Summit entitled to the benefits of the Indenture and enforceable against each of the Company and Summit in accordance with their terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).


              (vi) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock was issued in violation of any preemptive rights or other similar rights with respect to any stockholder of the Company. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption entitled "Capitalization."

              (vii) To the knowledge of such counsel, all of the outstanding shares of capital stock of the corporate Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company; to the knowledge of such counsel, all of the outstanding shares of capital stock of the corporate Subsidiaries or other ownership interests in the partnership Subsidiaries are owned free and clear of any security interest, claim, lien or encumbrance, except for the pledges securing obligations in the Bank Credit Facility; to the knowledge of such counsel, and except as disclosed in the Prospectus, there are no preemptive rights or other similar rights with respect to the capital stock or interests of any of the Subsidiaries.

              (viii) Neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws or organizational documents and, to the knowledge of such counsel, neither the Company nor any of its Subsidiaries is in default under any material bond, debenture, note or any other evidence of material indebtedness or under any other agreement, indenture or instrument material to the conduct of business of the Company or the Subsidiaries, considered as one enterprise, to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their respective property is bound.

              (ix) The execution, delivery and performance of this Agreement and the Indenture by each of the Company and Summit do not and will not contravene the charter, bylaws or governing documents of any Subsidiary (other than Summit), and, to the knowledge of such counsel, do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any Lien upon any property or assets of the Company or its Subsidiaries under, (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which any Subsidiary (other than Summit) is a party or by which any of them may be bound or to which any of their properties or assets is subject, (B) any existing applicable law, statute, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion), or (C) or any judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of the Company's or any of the Subsidiaries' properties, assets or operations, in each case, except for such conflicts, breaches, violations or defaults or Liens that would not, singly or in the aggregate, have a material adverse effect on the condition (finacial or otherwise), earnings or business affairs of the Company and its Subsidaries, taken as a whole.

              (x) No authorization, approval, consent or license of any government, governmental instrumentality or court is necessary in connection with the due authorization, execution, delivery and performance by the Issuers of each of the Operative Documents, and the valid authorization, issuance, sale and delivery of the Securities, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations or the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

              (xi) To the knowledge of such counsel, there is no legal or governmental proceeding pending or threatened which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or Summit is subject that is required to be described in the Registration Statement or the Prospectus and is not so described as required therein and no contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required.

              (xii) All of the hospitals operated by the Company and its Subsidiaries are licensed under appropriate state laws to conduct the business as described in the Prospectus and are "providers of services" as defined in the Social Security Act and the regulations promulgated thereunder, and are eligible to participate in, and are certified to receive reimbursement under, the Medicare program.

              (xiii) To the best knowledge of such counsel, there are no holders of securities (debt or equity) of the Company or any of its Subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any of its Subsidiaries, who have the right to request the Company or any of the Subsidiaries to register securities held by them pursuant to the Registration Statement, other than holders who have been given the opportunity to exercise such rights and have not informed the Company that they wish to exercise such rights.

              (xiv) The statements made in the Prospectus under "Investment Considerations -- Reimbursement and Regulation," and in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1993, as amended, under the captions "Item 1: Business - Regulation and Other Factors and - Revenues," and in Summit's Annual Report on Form 10-K for the fiscal year ended June 30, 1993 under the captions "Item 1. Business - Medicare, Medicaid and Other Sources of Revenue and - Regulation" to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present, as of their respective dates, the information disclosed therein.

              Such counsel shall also state that such counsel has been advised by the Commission that the Registration Statement was declared effective under the 1933 Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission.

                 In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness of fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (i) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements and other financial data included therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

                 (d) At the Closing Time, you shall have received the favorable opinion of Dewey Ballantine, counsel for the Underwriters, dated as of the Closing Time, to the effect that the opinions delivered pursuant to
Section 5(b) and (c) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the Securities, this Agreement, the Indenture, the Registration Statement, the Prospectus, the incorporation and legal existence of the Company and such other related matters as you may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and its Subsidiaries and certificates of public officials.

                 (e) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations, the Issuers shall have complied in all material respects with Rule 430A (if they shall have elected to rely thereon), the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) there shall not have been, since the date as of which information is given in the Prospectus, any material adverse change or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before or by any federal, state or other commission, board or administrative agency that could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, other than as set forth in the Prospectus; (iv) the Issuers shall have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time; (v) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and (vi) the other representations and warranties of the Issuers set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or a Senior Vice President of each of the Company and Summit and the Chief Financial Officer or Treasurer of each of the Company and Summit, dated as of the Closing Time, to such effect. As used in this
Section 5(e), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.


                 (f) At the time that this Agreement is executed by the Issuers and at the Closing Time, you shall have received from Ernst & Young, independent public accounts for the Issuers, a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information included or incorporated by the reference in the Registration Statement and the Prospectus.

                 (g) At the time that this Agreement is executed by the Company and at the Closing Time, you shall have received from BDO Seidman, independent public accountants for Fountain Valley, a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to you containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information included in the Registration Statement and the Prospectus.

                 (h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or any of its Subsidiaries' securities, including the Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

                 (i) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Issuers, the performance of the covenants of the Issuers, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Issuers at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities, and by the Issuers at or prior to the Closing Time in connection with the authorization and delivery of the other Operative Documents, each as contemplated in this Agreement, shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Issuers at any time at or prior to the Closing Time, and such termination shall be without liability of either party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                 Section 6. Indemnification. (a) The Company and Summit, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act as follows:

                         (i)       against any and all loss, liability,
         claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, and all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                       (iii) against any and all expense whatsoever, as incurred (including, subject to the last sentence of Section 6(c), fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, in each case, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that (i) the Issuers' obligation under this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by any Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting such loss, claim, damage or liability or expense purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

              (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and Summit, their respective directors, their respective officers who signed the Registration Statement, and each person, if any, who controls the Issuers within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

              (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Any indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdictions arising out of the same general allegations or circumstances.

              Section 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Issuers and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Issuers and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and (b) the Issuers are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriter, and each director of the Issuers, each officer of the Issuers who signed the Registration Statement, and each person, if any, who controls the Issuers within the meaning of Section 15 of the

1933 Act shall have the same rights to contribution as the Issuers.

              Section 8.  Representations, Warranties and Agreements to
Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Issuers or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Issuers or any Underwriter or controlling person and will survive delivery of and payment for the Securities.

              Section 9. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Issuers, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which in each case is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, (iii) if trading in any securities of the Issuers have been suspended by the Commission or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either such exchanges or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or (iv) if a banking moratorium has been declared by either federal or New York authorities. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                 (b)      If this Agreement is terminated pursuant to this
Section 9, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4 hereof.
Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                 (c) This Agreement may also terminate pursuant to the provisions of Section 2 and Section 5, with the effect stated in such Section.

              Section 10. Default by One Or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                          (a)     if the aggregate principal amount of
              Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting Underwriters, or

                          (b)     if the aggregate principal amount of
              Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

              No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

              In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for a Underwriter pursuant to this Section 10.

              Section 11. Default by the Issuers. If the Issuers shall fail at the Closing Time to sell and deliver the aggregate principal amount of Securities that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 6 and 7 shall remain in effect.

              No action taken pursuant to this Section shall relieve the Issuers from liability, if any, in respect of such default.

              Section 12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you, c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, attention of Christopher A. Johnson, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, attention of Morton A. Pierce, Esq.; notices to the Issuers shall be directed to them c/o OrNda HealthCorp, 3401 West End Avenue, Suite 700, Nashville, Tennessee 37203, Attention of General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, Attention of Mark C. Smith, Esq.

              Section 13. Parties. This Agreement is made solely for the benefit of the several Underwriters, the Issuers and, to the extent expressed, any person controlling the Issuers, or any of the Underwriters, and the directors of the Issuers, the officers of the Issuers who have signed the Registration Statement, and the executors, administrators, successors and assigns of such persons and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares. All of the obligations of the Underwriters hereunder are several and not joint.

              SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF THE DAY REFER TO NEW YORK CITY TIME.

              Section 15. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Issuers and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        ORNDA HEALTHCORP



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                        SUMMIT HEALTH LTD.




                                        By:
                                           -----------------------------------
                                           Name
                                           Title:


Confirmed and accepted as of the date
         first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
CITICORP SECURITIES, INC.

     By: MERRILL LYNCH & CO.
          Merrill Lynch, Pierce,
          Fenner & Smith Incorporated



     By:
         -----------------------------
         Name:
         Title:

                                   SCHEDULE A

                                                                             Principal Amount of
                                                                                 Securities
                           Underwriter                                         to be Purchased
                           -----------                                        -----------------
 MERRILL LYNCH, PIERCE FENNER & SMITH
             INCORPORATED  . . . . . . . . . . . . . . . . . .

 DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION . . . . . . . . . . . . . . . . . . .

 SALOMON BROTHERS INC  . . . . . . . . . . . . . . . . . . . .

 CITICORP SECURITIES, INC  . . . . . . . . . . . . . . . . . .



                                                                             ------------------------
                           Total . . . . . . . . . . . . . . .                   $125,000,000

                                                                       EXHIBIT A




                               ORNDA HEALTHCORP
                           (a Delaware corporation)

                              Summit Health Ltd.
                          (a California corporation)

                                 $125,000,000

                     % Senior Subordinated Notes due 2004
                  ---
                        PRICE DETERMINATION AGREEMENT

                                                   , 1994
                                     --------------



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
CITICORP SECURITIES, INC.
c/o Merrill Lynch & Co.
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1201

Dear Sirs:

                 Reference is made to the Purchase Agreement, dated ___________,1994 (the "Purchase Agreement"), among OrNda HealthCorp, a Delaware corporation (the "Company"), Summit Health Ltd., a California corporation and a wholly owned subsidiary of the Company ("Summit" and, together with the Company, the "Issuers"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and Citicorp Securities, Inc. (the "Underwriters"). The Purchase Agreement provides for the purchase by the Underwriters from the Issuers, subject to the terms and conditions set forth therein, of $125,000,000 aggregate principal amount of the Issuers' ___% Senior Subordinated Notes due 2004 (the "Securities"). This Agreement is the Price Determination Agreement referred to in the Purchase Agreement.

                 Pursuant to Section 2 of the Purchase Agreement, the undersigned agree with the Underwriters as follows:

                 (1) The initial public offering price of the Securities shall be ___% of the principal amount thereof, plus accrued interest from ________, 1994 to the Closing Time;

                 (2) The purchase price of the Securities to be paid by the Underwriters shall be ____% of the principal amount thereof, plus accrued interest from __________, 1994 to the Closing Time;

                 (3) The interest rate to be borne by the Securities shall be ___% per annum; and

                 (4)      The Securities will mature on ________, 2004.

         The Issuers represent and warrant to each of the Underwriters that the representations and warranties of the Issuers set forth in Section 1(a) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

                 As contemplated by Section 2 of the Purchase Agreement, attached as Schedule A hereto is a completed list which sets forth the principal amount of Securities to be purchased by each of the Underwriters.

                 This Agreement shall be governed by the laws of the State of New York.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuers a counterpart hereof, whereupon this instrument along with all counterparts and together with the Purchase Agreement shall be a binding agreement among the Underwriters and the Issuers in accordance with its terms and the terms of the Purchase Agreement.

                                            Very truly yours,

                                            ORNDA HEALTHCORP


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:


                                            SUMMIT HEALTH LTD.



                                            By:
                                                ------------------------------
                                                Name:
                                                Title:


Confirmed and accepted as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
SALOMON BROTHERS INC
CITICORP SECURITIES, INC.

     By: MERRILL LYNCH & CO.
          Merrill Lynch, Pierce,
          Fenner & Smith Incorporated



     By:
         ----------------------------
         Name:
         Title:

                                   SCHEDULE A

                                                                             Principal Amount of
                                                                                 Securities
                           Underwriter                                         to be Purchased
                           -----------                                        -----------------
 MERRILL LYNCH, PIERCE FENNER & SMITH
             INCORPORATED  . . . . . . . . . . . . . . . . . .

 DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION . . . . . . . . . . . . . . . . . . .

 SALOMON BROTHERS INC  . . . . . . . . . . . . . . . . . . . .

 CITICORP SECURITIES, INC  . . . . . . . . . . . . . . . . . .



                                                                            ---------------------
                           Total . . . . . . . . . . . . . . .                   $125,000,000

                                  SCHEDULE B


                          SUBSIDIARIES OF THE COMPANY


                                  [To Come]